Semiannual Report

June 30, 2002

--------------------------------------------------------------------------------
T. Rowe Price
Institutional Mid-Cap
Equity Growth Fund

T. Rowe Price Invest with Confidence (registered trademark)



Dear Investor

The unrelenting bear market continued in the first half of 2002. An economic recovery and hints of improvement in corporate profits failed to reassure investors shocked by a series of corporate scandals, including a $3.8 billion accounting fraud at once-mighty WorldCom. Regional conflicts threatened to escalate in the Middle East and on the Indian subcontinent, while at home Americans found little respite from large-scale terror threats. Major market indices such as the Standard & Poor's 500 Index and the Nasdaq Composite Index fell to multiyear lows. Mid-cap stocks declined less than large-caps, while value stocks held up better than growth shares.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Mid-Cap

Equity Growth Fund                                 -10.65%              -10.90%

S&P MidCap 400 Index                                 -3.21                -4.72

Russell Midcap
Growth Index                                        -19.70               -26.34

Lipper Mid-Cap Growth
Funds Index                                         -17.37               -25.50


The Institutional Mid-Cap Equity Growth Fund fell 10.65% in the first six months of the year, trailing the S&P MidCap 400 Index but outperforming the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index, as shown in the table. The story was similar over the past 12 months, as the fund declined 10.90%. In both periods, the S&P index benefited from gains among value stocks, which your fund typically does not own, while the Russell and the Lipper indices fell prey to the severe declines in aggressive growth stocks. Our losses in these difficult periods, though painful, were moderated by our diversification and focus on reasonably valued steady growth companies.


MARKET ENVIRONMENT

After robust 6.1% GDP growth in the first quarter, largely due to inventory restocking, the U.S. economy lost some of its momentum in the second quarter. Strength in consumer spending and housing offset weakness in capital spending, which is likely to persist as we continue to pay the price for the bubble years. The Federal Reserve kept short-term interest rates at historically low levels and hinted it would continue to do so until the recovery takes firm hold. Though sputtering a little, America's economic engine is sound and quite powerful given the right fuel.

Yet perception can become reality. The escalating scandals in corporate governance, from Enron to Tyco to WorldCom, and revelations of egregious conflicts of interest on Wall Street, have cast a pall over the financial markets even thicker than the storm clouds of war and global terrorism. The continued decline in stock prices reflected a profound loss of confidence in the integrity of corporate financial statements and posed a serious threat to the nation's long-run economic health.


Growth vs. Value
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Russell Midcap
Growth Index                                       -19.70%              -26.34%

Russell Midcap Value Index                            2.86                 1.92

Value stocks continued to outperform growth shares by a significant margin, as shown in the table, with the Russell Midcap Value Index managing a small advance in the first six months of the year. But the value rally paused in the second quarter as the bear's grip extended to sectors that had been performing well. Similarly, mid-caps outperformed large-caps despite being mauled late in the period (the S&P 500 fell more than 13% in the first half).


PORTFOLIO REVIEW

The industrials and business services, energy, and financial sectors were our top contributors in the first half.

The suddenly chic industrial group also produced our two largest individual contributors, though profit taking, sector rotation, and concern about a double-dip recession moderated some of the gains late in the period.

We began accumulating our top contributor, Rockwell Collins, late last year. The company is one of the two dominant suppliers of aviation electronics and communications systems. In the aftermath of September 11, investors overreacted to concerns about commercial aerospace demand. While orders for large jets have been weak, demand for regional and private jets has taken some of the slack. Just as importantly, we expect a multiyear upgrade cycle for the U.S. military, and Rockwell Collins is well positioned to participate. Our nation took a 10-year defense holiday in the 1990s, with production of much equipment failing to keep pace with replacement needs. With the "peace dividend" having given way to a new security imperative, we think the defense industry will be a growth area for years to come.

Our second-largest contributor, ITT Industries, is a core industrial holding with a bit less cyclicality than the average manufacturer. The company demonstrated superior operational performance during a difficult economic environment, and management is delivering higher-quality earnings as free cash flow continues to improve as a percentage of net income. ITT also has a fast-growing defense business.

Wellpoint Health Networks and Anthem, both managed care providers, were our third- and fourth-largest contributors, respectively. Though the broad health care sector was dragged down by sharp losses in biotechnology and specialty pharmaceutical stocks, the more defensive health care services group benefited as investors flocked to relative safety. Our significant exposure to the latter group has aided performance tremendously throughout the bear market. Both Wellpoint and Anthem are well-managed, well-capitalized companies that survived the managed care debacle of the mid-1990s. Today, they are consolidators of independent Blue Cross/Blue Shield health plans around the country, and are able to offer more choice to workers and lower costs to employers by wringing administrative expenses from the organizations they acquire.

The information technology, health care, and telecommunication services sectors were our largest detractors in the period.

Regional wireless service providers Western Wireless and Triton PCS Holdings were our largest and third-largest detractors, respectively, as both posted weaker-than-expected subscriber growth. The wireless industry-like the rest of the telecommunications sector-is plagued by maturing demand, overcapacity, and too much competition. Western Wireless also disappointed us with operational missteps. We still believe the wireless industry has long-term promise. Unfortunately, consolidation needs to occur so that service providers can earn a respectable return on investment. In the initial stages, large national carriers are likely to concentrate on merging with each other before they turn their attention to gobbling up smaller niche players. We still like Triton PCS, but the survival of Western Wireless appears in doubt.

VeriSign, a security software provider and Internet domain name registrar, was our second-largest detractor. The company derives a small fee for each domain name it registers. The low renewal rate for these domain names has surprised even longtime dot-com skeptics such as ourselves, but at some point it should bottom out. VeriSign's enterprise solutions business has also been hurt by a sharp slowdown in business investment. We continue to be intrigued by the company's potential.

Biotechnology firm Sepracor was our fourth-largest detractor, as a Food and Drug Administration panel rejected its much-anticipated antihistamine, Soltara. It was the latest in a series of negative developments for the company's key products. Last year, Sepracor also had high hopes for Clarinex, an improved form of the popular antihistamine Claritin. However, the FDA decided that Claritin was safe enough to be made available over-the-counter without a prescription, reducing the market potential for Clarinex.

Thus far in 2002, net new purchases have been directed primarily to the information technology, industrials and business services, and consumer discretionary sectors. We have been net sellers of the health care and consumer staples sectors. As technology stocks have led the market lower, we have gradually taken profits in defensive groups, such as health care services, and added to more volatile or cyclical sectors. However, we continue to find attractive opportunities in steady-growing commercial services companies.

Significant new purchases included Manor Care, perhaps the strongest operator in the difficult nursing home industry, American Standard, a solid industrial company with terrific brands in the plumbing, air conditioning, and truck markets, and Potash Corp./Saskatchewan, the dominant company in the cyclically depressed fertilizer industry. Our top purchases in the technology sector were spread out over a number of companies, especially those in the software and storage industries. Top sales included Wellpoint, Concord EFS, which provides electronic transaction services for debit, credit, and ATM cards, and Gilead Sciences, a promising biotechnology company. In each case, we were taking profits in companies we still admire.


Sector Diversification
--------------------------------------------------------------------------------

                                                  12/31/01              6/30/02

Industrials and Business Services                       20%                  25%

Health Care                                             23                   19

Consumer Discretionary                                  14                   15

Information Technology                                  18                   15

Financials                                              10                   12

Energy                                                   8                   10

Consumer Staples                                         2                    2

Materials                                                0                    1

Telecommunications Services                              2                    0

Reserves                                                 3                    1
--------------------------------------------------------------------------------
Total                                                  100%                 100%



INVESTMENT STRATEGY AND OUTLOOK

As the nation is convulsed daily by a rapidly descending stock market and new revelations of corporate scandal, we ask ourselves, "Where did American business go wrong?"

From many years of experience, we can say that the vast majority of top corporate managers are honest, hardworking, and understand their responsibilities to shareholders and employees. However, investors and the American public have been let down by a corrupt group of corporate managers who grossly violated ethical norms, sometimes in pursuit of personal gain. We have been betrayed by accountants who worked in concert with these managers to promote schemes that obscured the underlying financial condition of major American corporations. And a significant number of investment bankers and lawyers were all too eager to participate in and facilitate these deceptions.

Most of us are culpable to some extent. The press fawned over corporate chieftains and Internet entrepreneurs as if they were royalty. Congress itself derailed an attempt by the accounting profession to treat stock options as an expense in the mid-1990s. And many investors were happy to participate as long as stocks were in steep ascent.

The dramatic shortening of investors' time horizons over the last decade was perhaps the largest factor behind the loosening of ethical standards. By the late 1990s, many investors were hooked on very short-term strategies. Day traders, who frenetically traded stocks they often knew nothing about, represented just one extreme. Hedge funds and their assets under management burgeoned dramatically, often investing based on shades of perception over a company's next data point, adding to the volatility. The ranks of momentum investors swelled, enforcing a tunnel-vision focus on meeting or beating earnings estimates. None of these groups of investors cared much about the intrinsic values of companies.

In some instances, corporate managements also began to play the short-term game, massaging earnings reports to cater to this breed of investor, propping up their stock prices, and, in some cases, lining their own pockets by cashing in their stock options at inflated share prices. The concept of creating shareholder value, a nascent and constructive force at the beginning of the 1990s, was perverted by decade's end into a philosophy that justified ethical transgressions in the service of higher stock prices and personal greed. This was capitalism on steroids, and it was reprehensible-all the more so in retrospect, as the long-term damage to the financial system's health becomes more evident.

We expressed doubt and skepticism in our letters to you as the Internet frenzy unfolded, but we were viewed as hopelessly old-fashioned by some at the time. Our caution has helped us hold up better than others in the post-bubble period, though the denouement has proved much more painful than even we would have imagined two years ago. Recently, the bear market has mauled many good companies in industries that were heretofore relatively unaffected by the capital spending bust. If it's any solace, this indiscriminate selling is typical of the late stages of bear markets, though these periods are invariably the most trying.

The pendulum is now swinging back with a vengeance. Though we are disappointed and disheartened by the egregious behavior coming to light, we know that our capitalist system is resilient, and the excesses of the late 1990s will be purged in time. The era of unfettered capitalism will be replaced by an era of more government activism and regulation. This is appropriate, but one must hope Washington does not overreact as it has in the past.

Given the difficult environment, this may be a good time to reiterate the central tenets of our investment approach. These principles have worked for us and for our shareholders over the years, but many investors disregarded them during the late 1990s, focusing only on potential return and ignoring risk.

o Fundamentals matter: It may seem pedantic to have to reiterate this point, but investors have an obligation to understand the companies in which they invest. Today, few would consider investing in a company without a promising business plan, a solid balance sheet, and a light or at least manageable debt load. To us, those prerequisites are just for starters.

o Valuation matters: In general, we prefer to invest in the shares of companies trading at a price/earnings ratio not much higher than the company's growth rate. Further, we are skeptical about long-term growth rates that seem unsustainable. We are more comfortable investing in a reasonably valued company expected to grow 15% to 20% than paying exorbitant prices for a company that investors hope will post annual earnings growth of 50% or more.

o Diversification matters: Especially in its latter stages, the late bull market was driven primarily by a handful of megacap stocks. Focused mutual funds became more popular than diversified funds. Today, undiversified investors are paying the price as many of the market's best-known companies implode one by one. Yet a large majority of the stocks in the S&P 500 are now outperforming the index. In the Institutional Mid-Cap Equity Growth Fund, we not only enforce diversification among our individual holdings to minimize single-stock risk, but we also avoid large bets on any single sector.

o Focus on the long term: Great investors such as Warren Buffett have made their mark by identifying an investment theme early and sticking to their guns until the theme plays out, or until their thesis proves incorrect. They focus not on whether a given company will "make the quarter" but on the appropriate present value of the company's future earnings power. Having such a long-term view can be a distinct advantage when other investors are selling based on transitory concerns.

No one can say when this bear will go back into hibernation. Perhaps he has already done so, or perhaps he will be in our midst for some time to come. We believe that stock prices are now attractive based on economic and company fundamentals, but they have been weighed down by a host of exogenous factors.

We believe it would be a costly mistake-as it has been historically-for investors to lose faith in the underlying dynamism of our economy and the capacity of America to put its house in order when the system has failed. The era of 20% or greater annual returns for stocks is gone and unlikely to return soon. Yet for investors with a long-term focus and reasonable expectations, the decline of stock prices has provided ample opportunity for long-term growth of capital in the shares of leading, well-run companies.

Mid-cap companies remain attractively valued relative to large-caps, and they generally have the advantage of being simpler and more readily analyzable than larger firms. We do not believe the recent decline in the U.S. dollar represents a calamity for the economy or the end of the three-year-old trend of mid-cap outperformance. These cycles tend to be long-lasting, and interim corrections are not unusual. The four-year period of large-cap outperformance in the late 1990s was perhaps the most extreme on record, suggesting that it could be followed by a mid-cap cycle of greater-than-average magnitude or duration. We believe mid-size companies with steady, above-average earnings growth present one of the most attractive investment opportunities available today.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

July 17, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                              6/30/02

Affiliated Computer Services                                      2.3%
Omnicare                                                          2.2
Whole Foods Market                                                1.7
Dollar Tree Stores                                                1.6
Waddell & Reed Financial                                          1.6
Family Dollar Stores                                              1.6
Anthem                                                            1.6
Certegy                                                           1.5
Rockwell Collins                                                  1.5
ITT Industries                                                    1.5
BJ Services                                                       1.5
Manpower                                                          1.5
Robert Half International                                         1.4
Ocean Energy                                                      1.4
Concord EFS                                                       1.4
Smith International                                               1.3
AmerisourceBergen                                                 1.3
Laboratory Corporation of America                                 1.3
Devon Energy                                                      1.3
Radian Group                                                      1.3
Choicepoint                                                       1.3
Danaher                                                           1.2
Lamar Advertising                                                 1.2
Franklin Resources                                                1.2
EOG Resources                                                     1.2
--------------------------------------------------------------------------------
Total                                                            36.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Institutional Mid-Cap Equity Growth Fund

As of 6/30/02

                                    Lipper               Institutional
                  S&P MidCap        Mid-Cap Growth       Mid-Cap Equity
                  400 Index         Funds Index          Growth Fund

7/31/96           10000             10000                10000
6/30/97           13227             11504                12291
6/30/98           16819             13734                16124
6/30/99           19707             16250                18652
6/30/00           23053             25342                22194
6/30/01           25100             17839                22320
6/30/02           23916             13291                19888



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Institutional Mid-Cap Equity Growth Fund
Periods Ended 6/30/02

                                                  Since        Inception
         1 Year       3 Years    5 Years      Inception             Date
--------------------------------------------------------------------------------
         -10.90%        2.16%     10.10%      12.33%             7/31/96


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 6/30/02


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Rockwell Collins                                                    8(cents)
ITT Industries                                                      8
Wellpoint Health Networks                                           7
Anthem                                                              7
Dollar Tree Stores                                                  6
Smith International                                                 5
Devon Energy                                                        5
Coach                                                               5
AmerisourceBergen                                                   4
Starbucks                                                           4
Total                                                              59(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Western Wireless                                                  -25(cents)
VeriSign                                                           15
Triton PCS Holdings                                                14
Sepracor                                                           14
Charter Communications                                             13
Lattice Semiconductor                                              12
Waddell & Reed Financial                                           11
Peregrine Systems**                                                11
MedImmune                                                          10
Convergys                                                           9
Total                                                            -134(cents)
--------------------------------------------------------------------------------


12 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Wellpoint Health Networks                                          15(cents)
Whole Foods Market                                                 14
Affiliated Computer Services                                       14
Anthem*                                                            11
AmerisourceBergen                                                  11
ITT Industries                                                     10
Rockwell Collins*                                                  10
Dollar Tree Stores                                                  9
Omnicare                                                            9
Family Dollar Stores                                                8
Total                                                             111(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Western Wireless                                                  -38(cents)
VeriSign                                                           22
Peregrine Systems**                                                21
Triton PCS Holdings                                                19
Charter Communications                                             17
Lattice Semiconductor                                              17
Waddell & Reed Financial                                           11
Shire Pharmaceuticals                                              11
MedImmune                                                          11
Sanmina-SCI**                                                      11
Total                                                            -178(cents)
--------------------------------------------------------------------------------
 * Position added
** Position eliminated



Financial Highlights
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)

                                For a share outstanding throughout each period
--------------------------------------------------------------------------------
              6 Months        Year
                 Ended       Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE

Beginning of
period         $  19.44   $  19.84   $  20.07   $  16.28   $  13.69   $  11.59

Investment activities

  Net investment
  income (loss)   (0.03)     (0.04)     (0.04)     (0.02)     (0.04)     (0.01)*

  Net realized
  and unrealized
  gain (loss)     (2.04)     (0.20)      1.59       4.08       2.94       2.14

  Total from
  investment
  activities      (2.07)     (0.24)      1.55       4.06       2.90       2.13


Distributions

  Net realized
  gain               --      (0.16)     (1.78)     (0.27)     (0.31)     (0.03)


NET ASSET VALUE

End of
period         $  17.37   $  19.44   $  19.84   $  20.07   $  16.28   $  13.69
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total
return^          (10.65)%    (1.18)%     7.86%     25.10%     21.45%     18.39%*

Ratio of total
expenses to average
net assets        0.65%!      0.65%      0.65%      0.70%      0.85%      0.85%*

Ratio of net
investment income
(loss) to average
net assets       (0.37)%!    (0.23)%    (0.20)%    (0.13)%    (0.35)%   (0.12)%*

Portfolio
turnover
rate               36.2%!      48.6%      67.5%      55.4%      52.8%      41.0%

Net assets,
end of period
(in thousands) $298,789   $308,279   $308,336   $265,724   $131,575   $ 57,974

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.

!    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
June 30, 2002 (Unaudited)


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  98.6%

CONSUMER DISCRETIONARY  15.2%

Hotels, Restaurants & Leisure  1.6%

Outback Steakhouse *                                49,000      $         1,720
Starbucks *                                        127,000                3,156
                                                                          4,876


Household Durables  0.4%

Garmin *                                            48,000                1,058
                                                                          1,058


Internet & Catalog Retail  0.6%

Ticketmaster Online-CitySearch
  Class B *                                         98,000                1,834
                                                                          1,834


Leisure Equipment & Products  0.2%

Brunswick                                           18,900                  529
                                                                            529


Media  4.0%

Catalina Marketing *                                93,500                2,639
Charter Communications
  Class A *                                        159,600                  651
Cox Radio, Class A *                                90,500                2,181
Entercom Communications *                           20,000                  918
Lamar Advertising, Class A *                        99,000                3,684
Rogers Communications
  Class B *                                        153,000                1,398
Univision Communications
  Class A *                                         10,500                  330
                                                                         11,801


Multiline Retail  3.8%

BJ's Wholesale Club *                               49,000                1,887
Dollar Tree Stores *                               122,000                4,808
Family Dollar Stores                               133,000                4,688
                                                                         11,383


Specialty Retail  3.7%

American Eagle Outfitters *                         51,000                1,078
Best Buy *                                          83,000                3,013
O'Reilly Automotive *                               95,000                2,618
Ross Stores                                         57,000                2,323
TJX                                                107,000                2,098
                                                                         11,130


Textiles, Apparel, & Luxury Goods  0.9%

Coach *                                             49,000                2,690
                                                                          2,690

Total Consumer Discretionary                                             45,301


CONSUMER STAPLES  1.9%

Food & Drug Retailing  1.9%

Sysco                                               29,000      $           789
Whole Foods Market *                               104,000                5,015

Total Consumer Staples                                                    5,804


ENERGY  9.8%

Energy Equipment & Services  5.4%

BJ Services *                                      133,000                4,506
Cooper Cameron *                                    50,000                2,421
Diamond Offshore Drilling                          119,000                3,392
FMC Technologies *                                  87,000                1,806
Smith International *                               59,000                4,023
                                                                         16,148


Oil & Gas  4.4%

Devon Energy                                        79,000                3,893
EOG Resources                                       89,000                3,533
Ocean Energy                                       187,000                4,052
XTO Energy                                          86,000                1,772
                                                                         13,250

Total Energy                                                             29,398


FINANCIALS  11.7%

Banks  0.2%

Silicon Valley Bancshares *                         25,000                  659
                                                                            659


Diversified Financials  5.0%

Capital One Financial                               44,000                2,686
Franklin Resources                                  85,000                3,625
Legg Mason                                          27,000                1,332
Principal Financial Group *                         79,000                2,449
Waddell & Reed Financial
  Class A                                          209,000                4,790
                                                                         14,882


Insurance  6.5%

Allmerica Financial                                 69,000                3,188
Mercury General                                     49,000                2,376
Nationwide Financial Services
  Class A                                           55,000                2,173
PMI Group                                           80,000                3,056
Progressive Corporation                             45,000                2,603
Protective Life                                     68,000                2,251
Radian Group                                        79,000                3,859
                                                                         19,506

Total Financials                                                         35,047


HEALTH CARE  19.1%

Biotechnology  4.5%

Abgenix *                                           46,000      $           451
Alkermes *                                          87,000                1,393
Cephalon *                                          53,000                2,396
Gilead Sciences *                                   99,000                3,255
Human Genome Sciences *                             39,000                  523
IDEC Pharmaceuticals *                              49,000                1,737
MedImmune *                                         98,000                2,587
Protein Design Labs *                               46,000                  499
Vertex Pharmaceuticals *                            37,000                  602
                                                                         13,443


Health Care Equipment & Supplies  1.6%

Apogent Technologies *                             159,000                3,271
Waters Corporation *                                59,000                1,575
                                                                          4,846


Health Care Providers & Services  10.1%

AmerisourceBergen                                   52,000                3,952
Anthem *                                            69,000                4,656
Davita *                                            95,000                2,261
Health Management, Class A *                       118,000                2,378
Laboratory Corporation
  of America *                                      86,000                3,926
Manor Care *                                       152,000                3,496
Omnicare                                           247,000                6,486
Wellpoint Health Networks *                         39,000                3,034
                                                                         30,189


Pharmaceuticals  2.9%

Allergan                                            24,000                1,602
Biovail *                                           34,000                  985
King Pharmaceuticals *                              49,000                1,090
Sepracor *                                          54,000                  516
Shire Pharmaceuticals ADR *                         61,000                1,574
Teva Pharmaceutical ADR                             42,000                2,805
                                                                          8,572

Total Health Care                                                        57,050


INDUSTRIALS & BUSINESS SERVICES  24.6%

Aerospace & Defense  2.5%

L-3 Communications Holdings *                       53,000                2,862
Rockwell Collins                                   165,000                4,524
                                                                          7,386


Air Freight & Logistics  0.7%

C.H. Robinson Worldwide                              5,900      $           198
Expeditors International
  of Washington                                     62,000                2,056
                                                                          2,254


Building Products  1.1%

American Standard *                                 42,000                3,154
                                                                          3,154


Commercial Services & Supplies  16.0%

Apollo Group, Class A *                             28,500                1,123
BISYS Group *                                       79,000                2,631
Ceridian *                                         186,000                3,530
Certegy *                                          124,000                4,602
Choicepoint *                                       82,666                3,759
Concord EFS *                                      134,000                4,039
Convergys *                                         93,000                1,812
DST Systems *                                       49,000                2,240
Fiserv *                                            49,000                1,799
Hewitt Associates                                   35,400                  825
Iron Mountain *                                    108,000                3,332
Manpower                                           118,000                4,336
Republic Services, Class A *                       113,000                2,155
Robert Half International *                        182,000                4,240
Sabre Holdings, Class A *                           69,000                2,470
Viad                                                87,000                2,262
Weight Watchers *                                   64,000                2,780
                                                                         47,935


Industrial Conglomerates  1.2%

Roper Industries                                    49,000                1,828
Teleflex                                            30,000                1,714
                                                                          3,542


Machinery  2.8%

Danaher                                             56,000                3,716
ITT Industries                                      64,000                4,518
                                                                          8,234

Trading Companies & Distributors  0.3%

MSC Industrial Direct, Class A *                    43,000                  839
                                                                            839

Total Industrials & Business Services                                    73,344


INFORMATION TECHNOLOGY  14.6%

Communications Equipment  0.6%

Brocade Communications
Systems *                                           63,000      $         1,101
CIENA *                                            124,000                  520
                                                                          1,621


Computers & Peripherals  0.7%

Lexmark International
  Class A *                                         39,000                2,121
                                                                          2,121


Electronic Equipment & Instruments  2.3%

AVX                                                 74,000                1,208
Celestica *                                         88,000                1,999
Jabil Circuit *                                    111,000                2,343
Molex, Class A                                      49,000                1,344
                                                                          6,894


Internet Software & Services  0.6%

Internet Security Systems *                         63,000                  826
RealNetworks *                                      70,000                  285
VeriSign *                                          98,300                  707
                                                                          1,818


IT Consulting & Services  3.9%

Affiliated Computer Services
  Class A *                                        144,000                6,837
KPMG Consulting *                                  205,000                3,047
SunGard Data Systems *                              61,000                1,615
                                                                         11,499


Semiconductor Equipment & Products  3.1%

Cabot Microelectronics *                             7,000                  302
Intersil Holding, Class A *                         54,000                1,154
KLA-Tencor *                                        35,000                1,540
Lattice Semiconductor *                            175,000                1,529
Marvell Technology Group *                          12,000                  239
Maxim Integrated Products *                         51,000                1,955
Novellus Systems *                                  32,000                1,088
Semtech *                                           58,000                1,549
                                                                          9,356


Software  3.4%

Adobe Systems                                       53,600                1,528
Citrix Systems *                                    48,900                  295
Electronic Arts *                                   24,700                1,632
Informatica *                                       62,800                  445
Intuit *                                            44,000                2,188
Mercury Interactive *                               53,000                1,217
Network Associates *                                86,000      $         1,657
VERITAS Software *                                  65,000                1,286
                                                                         10,248

Total Information Technology                                             43,557


MATERIALS  0.8%

Chemicals  0.8%

Potash Corp./Saskatchewan                           37,000                2,468

Total Materials                                                           2,468


TELECOMMUNICATION SERVICES  0.5%

Wireless Telecommunication Services  0.5%

Nextel Communications
  Class A *                                        156,000                  501
Triton PCS Holdings
  Class A *                                        127,000                  495
Western Wireless
  Class A *                                        161,700                  518

Total Telecommunication Services                                          1,514

Total Miscellaneous Common
Stocks 0.4%                                                               1,154

Total Common Stocks (Cost  $256,943)                                    294,637


Short-Term Investments  2.0%

Money Market Fund  2.0%

T. Rowe Price Government
  Reserve Investment
  Fund, 1.82% #                                  5,796,707                5,797

Total Short-Term Investments (Cost  $5,797)                               5,797

Total Investments in Securities
100.6% of Net Assets (Cost $262,740)                            $       300,434

Other Assets Less Liabilities                                            (1,645)

NET ASSETS                                                      $       298,789
                                                                ---------------


Net Assets Consist of:
Undistributed net investment
income (loss)                                                   $          (581)

Undistributed net realized gain (loss)                                 (12,712)

Net unrealized gain (loss)                                               37,694

Paid-in-capital applicable to
17,200,238 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                  274,388

NET ASSETS                                                      $       298,789
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         17.37

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

Income

  Dividend                                                 $      354
  Interest                                                         77
  Total income                                                    431

Expenses
  Investment management                                           941
  Custody and accounting                                           61
  Registration                                                      7
  Legal and audit                                                   6
  Directors                                                         3
  Shareholder servicing                                             2
  Prospectus and shareholder reports                                1
  Proxy and annual meeting                                          1
  Miscellaneous                                                     2
  Total expenses                                                1,024
  Expenses paid indirectly                                        (12)
  Net expenses                                                  1,012
Net investment income (loss)                                     (581)


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                          2,977

Change in net unrealized gain
on loss on securities                                         (37,401)

Net realized and unrealized gain (loss)                       (34,424)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (35,005)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $          (581)     $          (661)

  Net realized gain (loss)                           2,977              (15,688)

  Change in net unrealized gain (loss)             (37,401)              12,346

  Increase (decrease) in net
  assets from operations                           (35,005)              (4,003)


Distributions to shareholders

    Net realized gain                                   --               (2,489)


Capital share transactions *

  Shares sold                                       46,710               41,743

  Distributions reinvested                              --                2,220

  Shares redeemed                                  (21,195)             (37,528)

  Increase (decrease) in net assets
  from capital share transactions                   25,515                6,435

Net Assets

Increase (decrease) during period                   (9,490)                 (57)

Beginning of period                                308,279              308,336

End of period                              $       298,789      $       308,279
                                           ---------------      ---------------


*Share information

  Shares sold                                        2,466                2,213

  Distributions reinvested                              --                  118

  Shares redeemed                                   (1,122)              (2,019)

  Increase (decrease) in
  shares outstanding                                 1,344                  312

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
June 30, 2002 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $12,000 and $0, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $85,613,000 and $55,570,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $5,012,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $10,677,000 of unused capital loss carryforwards, all of which expire in 2009.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $262,740,000. Net unrealized gain aggregated $37,694,000 at period-end, of which $72,923,000 related to appreciated investments and $35,229,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.60% of the fund's average daily net assets. The fee is computed daily and paid monthly. At June 30, 2002, investment management fee payable totaled $152,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $33,000 for the six months ended June 30, 2002, of which $6,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $77,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Institutional Mid-Cap Equity Growth Fund


About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[32]


James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Institutional Equity Funds

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1996                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited
                                and T. Rowe Price International, Inc.;
                                President, Institutional Equity Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
Equity Funds                            Trust Company

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Institutional Equity Funds

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Institutional                Price Group, Inc., and T. Rowe Price
Equity Funds                            Investment Services, Inc.

Kara Cheseby (10/9/63)                  Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Institutional           Price Group, Inc.; Vice President,
Equity Funds                            T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Trust Company
Equity Funds

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
Equity Funds                            International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Institutional                and T. Rowe Price Investment Services,
Equity Funds                            Inc.

Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Institutional               Price Group, Inc., and T. Rowe Price
Equity Funds                            Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
Executive Vice President,               Price Group, Inc.; Vice President,
Institutional Equity Funds              T. Rowe Price and T. Rowe Price Trust
                                        Company

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              International, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price Trust
Equity Funds                            Company, and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.